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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported):  March 31, 1997


                        JOHN ALDEN FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                        1-11396               59-2847012
(State or other jurisdiction             (Commission          (IRS Employer
of incorporation or organization)        File Number)       Identification No.)


7300 Corporate Center Drive, Miami, Florida                          33126-1223
(Address of principal executive offices)                             (Zip Code)

      Registrant's telephone number, including area code:  (305) 715-3767

                        JOHN ALDEN FINANCIAL CORPORATION

                                    FORM 8-K

                               TABLE OF CONTENTS


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS                                         1

ITEM 5.  OTHER EVENTS                                                                 2

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS                                            2

SIGNATURE                                                                             5

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On March 31, 1997, John Alden Life Insurance Company ("JALIC"), a subsidiary of John Alden Financial Corporation (the "Company"), sold its Annuity Operations to SunAmerica Life Insurance Company ("SunAmerica"). The transaction included the sale of all of the common stock of John Alden Life Insurance Company of New York ("JANY"), a wholly-owned subsidiary of JALIC, pursuant to the Stock Purchase and Sale Agreement dated November 29, 1996 by and between JALIC and SunAmerica. Pursuant to the Asset Purchase and Sale Agreement dated November 29, 1996 by and between JALIC and SunAmerica and the Indemnity Reinsurance Agreement dated March 31, 1997 by and between JALIC and SunAmerica, JALIC coinsured substantially all of its annuity business to SunAmerica on an indemnity basis. Under the Trust Agreement dated March 31, 1997 by and among SunAmerica, as Grantor, JALIC, as Beneficiary, and Bankers Trust Company, as Trustee, SunAmerica is required to maintain assets in trust for the benefit of JALIC. The parties have agreed to transition the business to an assumption basis pursuant to the Assumption Reinsurance Agreement dated as of March 31, 1997 by and between JALIC and SunAmerica. In certain states, the transition to an assumption basis is subject to policyholder approval. To the extent that such transition does not take place with respect to any particular policy, the policy will remain reinsured on an indemnity basis. A substantial portion of the transition to an assumption basis is expected to be completed within two years. The Company and SunAmerica have no material relationships other than those described in this Current Report on Form 8-K.

SunAmerica has informed the Company that SunAmerica is a diversified financial services company specializing in retirement savings and investment products and services and is rated "A+ (Superior)" by A.M. Best and Company. SunAmerica is incorporated in Arizona, and its executive offices are located at 1 SunAmerica Center, Los Angeles, California 90067-6022.

As consideration for the Annuity Operations, SunAmerica paid JALIC approximately $238 million, which was determined through arms-length negotiations. The consideration represents an approximately $161 million premium paid to acquire the business and approximately $77 million of adjusted capital and surplus of JANY. It does not include any capital and surplus used to support the annuity business in JALIC, which will remain in JALIC. The Company's available capital was enhanced by both the after-tax gain generated from the transaction and by the release of the net capital previously allocated to support the annuity business. The Company intends to use a portion of this available capital to strengthen its healthcare operations, after which it estimates there will be approximately $175 million to $200 million of capital available for other uses. Subject to applicable regulatory approvals, this additional capital may be used to repurchase common stock, pay dividends, pay down debt and, to a lesser extent, for general corporate purposes.

As a result of this sale and the previously announced proposed sale of its Western Diversified Group (the principal subsidiaries of the Company that market credit life and disability and retail service warranty coverage), on March 31, 1997 the Company recorded a net deferred gain of approximately $45 million. This amount is net of transaction expenses, taxes, goodwill and other adjustments relating to these transactions including among other things an adjustment to reduce the carrying value of the Western Diversified Group to its estimated net realizable value. The net deferred gain will be recognized as income as SunAmerica completes the assumption of policyholder liabilities. The Company expects to begin recognizing the net deferred gain in 1997 and to earn the majority of the gain by December 31, 1998.

In connection with the transaction described in this Current Report on Form
8-K, JALIC and SunAmerica have entered into various servicing agreements.
Under the Transition Services Agreement dated March 31, 1997 between JALIC and SunAmerica and the Transition Services Agreement dated March 31, 1997 between JALIC and JANY, the Company will provide certain administrative services related to the business sold to SunAmerica for a period of up to nine months, until the policies are transferred to SunAmerica's systems. Pursuant to the Interim Servicing Agreement dated as of March 31, 1997 between John Alden Asset





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Management Company ("JAAMCO"), a wholly-owned subsidiary of the Company,
SunAmerica and JANY, JAAMCO will provide mortgage servicing to SunAmerica and JANY on an ongoing basis. Such agreement is terminable by SunAmerica and JANY upon written notice to JAAMCO. Under the Marketing Agreement dated March 28, 1997 by and between SunAmerica and NSM Sales Corporation ("NSM"), a wholly-owned subsidiary of the Company, NSM will market certain fixed annuity products for SunAmerica. The parties have also entered into the Administrative Services Agreement dated March 31, 1997 between JALIC and SunAmerica, whereby SunAmerica will provide administrative services to JALIC related to the small number of annuity policies retained by JALIC.

ITEM 5.  OTHER EVENTS

On December 2, 1996, the Company issued a News Release filed herewith as
Exhibit 99.1 which is incorporated herein by reference.

On March 31, 1997, the Company issued a News Release filed herewith as Exhibit
99.2 which is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

Not Applicable.

(B) PRO FORMA FINANCIAL INFORMATION

The accompanying unaudited pro forma balance sheet as of December 31, 1996 has been prepared by the Company based upon available information and assumptions deemed appropriate to reflect the sale and reinsurance arrangement described in
Item 2. Such balance sheet reflects the financial position of the Company as reported and as adjusted as though the sale of the Annuity Operations had been consummated at December 31, 1996 and the net assets of the Annuity Operations and the Western Diversified Group were reclassified as net assets held for sale. As there was no effect to income (loss) from continuing operations for the years ended December 31, 1996, 1995 and 1994 as set forth in the financial statements included in the Company's Annual Report on Form 10-K ("Form 10-K"), pro forma income statements are not presented.

This unaudited pro forma balance sheet is not necessarily indicative of what the actual financial position of the Company would have been had the sale occurred on December 31, 1996, nor does it indicate the future financial position of the Company. Actual amounts will vary from the amounts shown in the pro forma balance sheet.

The unaudited pro forma balance sheet should be read in conjunction with the Company's historical consolidated financial statements and notes thereto included in the Company's Form 10-K for the year ended December 31, 1996.





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
              JOHN ALDEN FINANCIAL CORPORATION AND SUBSIDIARIES
               PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                           AS OF DECEMBER 31, 1996
                                 (Unaudited)
                           (Dollars in thousands)


                                                                                                 Adjustments
                                                                                    -----------------------------------
                                                                                         Sale of            JALIC
                                                                      As Reported        JANY (1)        Coinsurance
                                                                    -------------    --------------   -----------------
Assets:
  Debt securities ..............................................    $   4,298,649    $  (1,119,476)     $   (2,219,648)  (2)
  Equity securities ............................................           82,098                              (81,663)  (2)
  Mortgage loans ...............................................        1,449,242         (237,105)         (1,062,402)  (2)
  Investment in real estate ....................................           39,903
  Real estate owned ............................................           11,483
  Policy loans and other notes receivable ......................           75,186           (8,937)            (23,892)  (2)
  Short-term investments .......................................            6,371
                                                                    --------------   --------------     ---------------
       Total invested assets ...................................        5,962,932       (1,365,518)         (3,387,605)
  Cash and cash equivalents ....................................          167,511           84,917            (188,063)  (3)
  Accrued investment income ....................................           65,727          (16,072)            (34,772)  (4)
  Deferred policy acquisition costs.............................          239,622          (37,714)           (149,095)  (5)
  Property and equipment, net...................................           69,856             (149)
  Reinsurance receivables ......................................          204,379          (11,967)
  Investment deposits recoverable ..............................          766,286          (25,520)           (724,177)  (6)
  Net assets held for sale .....................................
  Other assets .................................................          194,936          (26,305)            (56,322)  (7)
                                                                    --------------   --------------     ---------------
         Total assets ..........................................    $   7,671,249    $  (1,398,328)     $   (4,540,034)
                                                                    ==============   ==============     ===============

Liabilities, redeemable securities and stockholders' equity:
  Liabilities:
    Contract holder liabilities.................................    $   6,887,632    $  (1,422,382)     $   (4,562,351)  (8)
    Short-term debt ............................................           25,000
    Accounts payable and other liabilities......................          120,888           (1,911)             16,382   (9)
    Funds payable under reinsurance treaties....................           77,331              669             (19,321) (10)
    Net deferred gain...........................................                            31,455              31,028  (11)
    Long-term debt .............................................           76,500
                                                                    --------------   --------------     ---------------
         Total liabilities .....................................        7,187,351       (1,392,169)         (4,534,262)
                                                                    --------------   --------------     ---------------

  Redeemable securities.........................................           18,687

  Stockholders' equity:
      Common stock .............................................              250
      Paid-in capital...........................................          181,863
      Net unrealized gain on investments, net of income taxes...           26,977           (6,159)             (5,772) (12)
      Retained earnings.........................................          268,109
      Redemption value of common stock in excess of cost........           (2,669)
      Unearned compensation ....................................             (643)
      Treasury stock, at cost ..................................           (8,676)
                                                                    --------------   --------------     ---------------
         Total stockholders' equity ............................          465,211           (6,159)             (5,772)
                                                                    --------------   --------------     ---------------
         Total liabilities, redeemable securities and
           stockholders' equity ................................    $   7,671,249    $  (1,398,328)     $   (4,540,034)
                                                                    ==============   ==============     ===============

                                                                               Adjustments
                                                                           -------------------
                                                                              WD Group
                                                                            Proposed Sale (13)               Pro Forma
                                                                           -------------------            ---------------
Assets:
  Debt securities...............................................            $     (104,190)               $      855,335
  Equity securities.............................................                      (396)                           39
  Mortgage loans................................................                                                 149,735
  Investment in real estate.....................................                                                  39,903
  Real estate owned.............................................                                                  11,483
  Policy loans and other notes receivable.......................                    (7,303)                       35,054
  Short-term investments........................................                    (2,128)                        4,243
                                                                            ---------------               ---------------
       Total invested assets....................................                  (114,017)                    1,095,792
  Cash and cash equivalents.....................................                   (25,796)                       38,569
  Accrued investment income.....................................                    (3,392)                       11,491
  Deferred policy acquisition costs.............................                   (16,570)                       36,243
  Property and equipment, net...................................                       (37)                       69,670
  Reinsurance receivables.......................................                   (83,582)                      108,830
  Investment deposits recoverable...............................                                                  16,589
  Net assets held for sale......................................                    44,985                        44,985 (14)
  Other assets..................................................                   (19,118)                       93,191
                                                                            ---------------               ---------------
         Total assets...........................................            $     (217,527)               $    1,515,360
                                                                            ===============               ===============

Liabilities, redeemable securities and stockholders' equity:
  Liabilities:
    Contract holder liabilities.................................            $     (146,877)               $      756,022
    Short-term debt.............................................                                                  25,000
    Accounts payable and other liabilities......................                   (17,910)                      117,449
    Funds payable under reinsurance treaties....................                   (35,279)                       23,400
    Net deferred gain...........................................                   (17,461)                       45,022
    Long-term debt..............................................                                                  76,500
                                                                            ---------------               ---------------
         Total liabilities .....................................                  (217,527)                    1,043,393
                                                                            ---------------               ---------------

  Redeemable securities.........................................                                                  18,687

  Stockholders' equity:
      Common stock..............................................                                                     250
      Paid-in capital...........................................                                                 181,863
      Net unrealized gain on investments, net of income taxes...                                                  15,046
      Retained earnings.........................................                                                 268,109
      Redemption value of common stock in excess of cost........                                                  (2,669)
      Unearned compensation.....................................                                                    (643)
      Treasury stock, at cost...................................                                                  (8,676)
                                                                            ---------------               ---------------
         Total stockholders' equity.............................                         -                       453,280
                                                                            ---------------               ---------------
         Total liabilities, redeemable securities and
           stockholders' equity.................................            $     (217,527)               $    1,515,360
                                                                            ===============               ===============




----------------------

 (1) Reflects the sale of JANY to SunAmerica for $131.0 million, net of expenses of $2.5 million. Proceeds of $131.0 million less cash and cash equivalents of $46.1 million transferred to SunAmerica comprise the net cash and cash equivalents increase of $84.9 million.
         After-tax gain of $31.5 million is reflected as part of the deferred gain.
 (2) Reflects the transfer of JALIC's invested assets attributable to the Annuity Operations to SunAmerica.
 (3) Proceeds of $107.3 million from coinsurance of JALIC less cash and cash equivalents of $295.4 million transferred to SunAmerica.
 (4)  Reflects the accrued investment income collected at closing from
         SunAmerica.
 (5) Reflects the write-off of deferred acquisition costs relating to coinsurance of JALIC.
 (6) Reflects transfer of investment contract deposits recoverable assigned to SunAmerica.
 (7) Primarily reflects the write-off of unamortized goodwill attributable to the Annuity Operations and the tax liability related to the coinsurance transaction.
 (8)  Reflects ceding of JALIC annuity reserves.
 (9)  Primarily reflects costs incurred in connection with the sale.
(10) Primarily reflects funds held released as the result of policy loans transferred to SunAmerica.
(11)  Deferred gain, net of income taxes.
(12) Reflects the reversal of unrealized gains on available-for-sale debt securities and preferred stocks transferred to SunAmerica under the coinsurance agreement.
(13) Reflects the net assets held for sale of the Western Diversified Group adjusted to estimated net realizable value.
(14)  Net assets held for sale is comprised of the following:
         Investment deposits recoverable on JALIC coinsurance. $  4,562,351
         JALIC annuity contract holder liabilities............   (4,562,351)
         Net assets held for sale of Western Diversified Group       44,985
                                                               -------------
         Net assets held for sale............................. $     44,985
                                                               =============



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(C)            The following is a list of all Exhibits filed as part of this
               Report:


 Exhibit
 Number      Exhibit
 ------      -------
 10.1        Stock Purchase and Sale Agreement by and between John Alden Life Insurance Company
             ("JALIC") and SunAmerica Life Insurance Company ("SunAmerica") dated November 29, 1996.

 10.2        Asset Purchase and Sale Agreement by and between JALIC and SunAmerica dated November 29,
             1996.

 10.3        Indemnity Reinsurance Agreement by and between JALIC and SunAmerica dated as of March
             31, 1997.

 10.4        Assumption Reinsurance Agreement dated as of March 31, 1997 by and between JALIC and
             SunAmerica.

 10.5        Trust Agreement by and among SunAmerica as Grantor and JALIC as Beneficiary and Bankers
             Trust Company as Trustee dated March 31, 1997.

 10.6        Transition Services Agreement between JALIC and SunAmerica dated March 31, 1997.

 10.7        Transition Services Agreement between JALIC and John Alden Life Insurance Company of New
             York ("JANY") dated March 31, 1997.

 10.8        Administrative Services Agreement between JALIC and SunAmerica dated March 31, 1997.

 10.9        Interim Servicing Agreement between John Alden Asset Management Company, SunAmerica and JANY dated as of March 31, 1997.

 10.10       Asset Repurchase Agreement by and between JALIC and SunAmerica dated March 31, 1997.

 10.11       Marketing Agreement dated March 28, 1997 by and between SunAmerica and NSM Sales
             Corporation.

 10.12       Amendment No. 1 dated March 31, 1997 to the Stock Purchase and Sale Agreement dated
             November 29, 1996 by and between JALIC and SunAmerica.

 10.13       Amendment No. 1 dated March 31, 1997 to the Asset Purchase and Sale Agreement dated
             November 29, 1996 by and between JALIC and SunAmerica.

 10.14       Amendment No. 1 to Marketing Agreement between SunAmerica and NSM Sales Corporation.

 99.1        News Release of the registrant dated December 2, 1996.

 99.2        News Release of the registrant dated March 31, 1997.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            JOHN ALDEN FINANCIAL CORPORATION

                            /s/ Scott L. Stanton
                            ----------------------------------------------------
                            Scott L. Stanton
                            Senior Vice President and Chief Financial Officer
Dated:   April 15, 1997




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